                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                       Date of Report: October 30, 1996
                       (Date of earliest event reported)


                         CMC SECURITIES CORPORATION II
            (Exact name of Registrant as specified in its charter)


       Delaware                       33-68930                   75-2473215
(State of Incorporation)         (Commission File No.)       (I.R.S. Employer
                                                            Identification No.)

       2711 N. Haskell Avenue
            Suite 1000
          Dallas, Texas                                             75204
(Address of Principal executive offices)                         (Zip Code)

      Registrant's Telephone Number, Including Area Code: (214) 874-2500
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Item 5.   Other Events.
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          Reference is hereby made to the Registrant's Registration Statement on
Form S-11 (File No. 33-68930) filed with the Securities and Exchange Commission (the "Commission") on September 16, 1993, as amended by Amendment No. 1 thereto filed with the Commission on September 21, 1993, as further amended by Post Effective Amendment No. 1 thereto filed with the Commission on September 23,
1993 and as further amended by Post Effective Amendment No. 2 on Form S-3 thereto, filed with the Commission on December 7, 1995 (collectively, the "Registration Statement"), pursuant to which the Registrant registered $2,000,000,000 aggregate principal amount of its pass-through certificates, issuable in various series, for sale in accordance with the provisions of the Securities Act of 1933, as amended (the "Act"). Reference is also hereby made to the Prospectus dated June 26, 1996 and the related Prospectus Supplement, dated October 25, 1996 (collectively, the "Prospectus"), which were filed with the Commission on October 29, 1996 pursuant to Rule 424(b)(5), with respect to the Registrant's REMIC Pass-Through Certificates, Series 1996-C, consisting of the Class A, Class X and Class R Certificates (collectively, the "Certificates"). Only the Class A Certificates were offered to the public pursuant to the Prospectus. The Certificates evidence, in the aggregate, the entire beneficial ownership interest in a trust fund (the "Trust Fund"), the assets of which consist primarily of (i) mortgage pass-through certificates (the "Underlying Certificates"), of which the Registrant is the Sponsor, evidencing interests in pools of adjustable rate mortgage loans secured by one- to four-family residential properties, and (ii) a pool of adjustable rate mortgage loans secured by one- to four-family residential properties (the "Underlying Mortgage Loans" and, together with the Underlying Certificates, the "Mortgage Assets").

          The Certificates were created pursuant to the terms of a Pooling and Administration Agreement, dated as of October 1, 1996 (the "Pooling and Administration Agreement"), by and among the Registrant, as depositor, Capstead Mortgage Corporation, as administrator, and Texas Commerce Bank National Association, as trustee. A copy of the Pooling and Administration Agreement is filed herewith as Exhibit 10.1.
                  ------------

          The Registrant is filing this Current Report on Form 8-K to report the offering and sale by the Registrant of the Certificates on October 30, 1996 for an aggregate net proceeds amount of $268,386,979.62. The Certificates were sold to PaineWebber Incorporated (the "Underwriter") pursuant to the terms of an underwriting agreement dated as of October 25, 1996, as supplemented by a terms agreement of even date therewith (collectively, the "Underwriting Agreement") between the Registrant, Capstead Inc. and the Underwriter. A copy of the Underwriting Agreement is filed herewith as Exhibit 1.1.
                                            -----------

          The Underlying Mortgage Loans were acquired by the Registrant from Paine Webber Real Estate Securities, Inc. ("PWRES") pursuant to the terms of a Mortgage Loan Purchase Agreement dated October 30, 1996 (the "Mortgage Loan Purchase Agreement") by and between the Registrant, as purchaser, and PWRES, as seller. A copy of the Mortgage Loan Purchase Agreement is filed herewith as
Exhibit 10.2.
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Item 7.   Financial Statements and Exhibits.
          ---------------------------------

     (c)  Exhibits

          Exhibit No.    Description
          -----------    -----------

                1.1 Underwriting Agreement, dated as of October 25, 1996, among the Registrant, Capstead Inc. and the Underwriter

               10.1 Pooling and Administration Agreement, dated as of October 1, 1996, by and among the Registrant, as depositor, Capstead Mortgage Corporation, as administrator, and Texas Commerce Bank National Association, as trustee

               10.2 Mortgage Loan Purchase Agreement dated as of October 30, 1996, by and among the Registrant, as purchaser, and Paine Webber Real Estate Securities, Inc., as seller

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                                  Signatures
                                  ----------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CMC SECURITIES CORPORATION II



November 14, 1996                       By: /s/ Wade Walker
                                            ------------------------------------
                                            Wade Walker,  Vice President -
                                            Asset and Liability Management

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